THE PACIFIC CORPORATE GROUP
PRIVATE EQUITY FUND

Interim Report
June 30, 2011

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
June 30, 2011

Assets

Portfolio investments, at fair value (cost of $27,291,445)	$11,795,423
Short-term investments, at fair value (cost of $3,152,867)	3,152,867
Cash	965,982
Deferred compensation plan assets, at fair value	463,456
Other receivable - foreign withholding tax	42,500
Prepaid expenses and other assets	29,502
Due from affiliates	20,370
Accrued interest receivable	136

Total Assets	$16,470,236

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$463,456
Deferred tax liability	35,423
Accounts payable and accrued expenses:
Audit and tax	85,551
Legal	83,135
Other	93,286
Total liabilities	760,851

Shareholders’ Equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	244,112
Beneficial Shareholders (108,159.8075 shares)	15,465,273
Total Shareholders’ Equity (net asset value)	15,709,385

Total Liabilities and Shareholders’ Equity (Net Asset Value)	$16,470,236

Net Asset Value per Share of Beneficial Interest	$142.99

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Three Months Ended June 30, 2011

Investment Income and Expenses

Income:
Interest income from portfolio investments	$477,965
Interest from cash and short-term investments	623
Total income	478,588

Expenses:
Legal fees	44,035
Administrative fees	37,972
Audit and tax fees	37,669
Management fee	28,937
Independent Trustees fees	19,192
Other expenses	16,603
Insurance expense	9,423
Total expenses	193,831

Net investment income	284,757

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized depreciation of Indirect Investments	(932,267)
Realized gain on distributions from Indirect Investments	1,041,696
Net change in Shareholders’ Equity from Indirect Investments	109,429

Change in net unrealized appreciation of Direct Investments	297,091

Net change in Shareholders’ Equity from Portfolio Investments before tax	406,520

Provision for income taxes	926

Net change in Shareholders’ Equity from Portfolio Investments after tax	407,446

Net Increase in Shareholders’ Equity from Operations	$692,203

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)
For the Three Months Ended June 30, 2011

	Adviser	Beneficial
	Trustee	Shareholders		Total

Shareholders’ Equity as of April 1, 2011	$205,430	$16,767,629		$16,973,059

Increase (decrease) in Shareholders’ Equity
from operations:
Net investment income	1,310	283,447		284,757
Realized gain from investments – net	4,793	1,036,903		1,041,696
Change in unrealized depreciation
on investments – net	41,574	(676,750)		(635,176)
Provision for income taxes	5	921		926

Net increase in Shareholders’ Equity
from operations	47,682	644,521		692,203

Distributions to Shareholders:
Return of capital distributions	(9,000)	(1,946,877)		(1,955,877)

Net decrease in Shareholders’ Equity	38,682	(1,302,356)		(1,263,674)

Shareholders’ Equity as of June 30, 2011 (A)	$244,112	$15,465,273	(B)	$15,709,385

(A)	Shareholders’ Equity is equivalent to the net assets of The Pacific Corporate Group Private Equity Fund (the “Trust”).

(B)
The net asset value per share of beneficial interest was $142.99 as of June 30, 2011.  Additionally, from February 9, 1998 (commencement of operations) through June 30, 2011, the Trust made cash distributions to Beneficial Shareholders totaling $1,157 per share of beneficial interest.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Three Months Ended June 30, 2011

Cash Flows From Operating Activities

Net increase in Shareholders’ Equity from operations	$692,203

Adjustments to reconcile net increase in Shareholders’ Equity from operations to net cash provided by operating activities:

Realized gain on distributions from Indirect Investments	(1,041,696)
Change in net unrealized depreciation of Investments	635,176
Distributions received from Indirect Investments	2,044,798
Increase in short-term investment	(437,984)
Increase in deferred compensation plan assets, at fair value	(12,149)
Decrease in prepaid expenses and other assets	70,372
Decrease in accrued interest receivable	128
Increase in deferred compensation plan - due to Independent Trustees	12,149
Decrease in deferred tax liability	(926)
Increase in accounts payable and accrued expenses	2,817
Net cash provided by operating activities	1,964,888

Cash Flows From Financing Activities

Distributions to shareholders	(1,955,877)
Net cash used in financing activities	(1,955,877)

Increase in cash	9,011
Cash at beginning of period	956,971

Cash at End of Period	$965,982

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of June 30, 2011

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Direct Investments:

Manufacturing:
ADCO Global, Inc. (C)	USA
Materials
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in-		$863,700	$2,727,713
kind) dividend
1,000 shares of common stock		1,000,000	390,345

Total Manufacturing		1,863,700	3,118,058	19.85%

Total Direct Investments		1,863,700	3,118,058	19.85%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	Asia Pacific	1,457,700	1,245,524	7.93%
Consumer Discretionary, Industrials, Materials	Europe
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	USA	1,464,085	370,761	2.36%
Consumer Discretionary, Telecom Services	Latin America
$2,500,000 original capital commitment	Canada
.267% limited partnership interest

Total International		2,921,785	1,616,285	10.29%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	USA	213,635	510,578	3.25%
Consumer Discretionary, Industrials, IT	Canada
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	USA	3,146,095	272,870	1.74%
Consumer Discretionary, IT	Latin America
$5,000,000 original capital commitment	Canada
.124% limited partnership interest

Total Large Corporate Restructuring		3,359,730	783,448	4.99%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of June 30, 2011

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	USA	$1,802,920	$2,587,915	16.47%
Consumer Discretionary, Materials	Canada
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	USA	3,105,748	1,409,230	8.97%
Consumer Discretionary, Industrials	Canada
$5,000,000 original capital commitment
.550% limited partnership interest

Parthenon Investors, L.P.	USA	1,647,810	344,503	2.20%
Industrials, IT	Canada
$3,500,000 original capital commitment
.990% limited partnership interest

Total Medium Corporate Restructuring		6,556,478	4,341,648	27.64%

Sector Focused:
Providence Equity Partners III, L.P.	USA	1,526,847	97,351	0.62%
Consumer Discretionary	Canada
$3,500,000 original capital commitment
.372% limited partnership interest

VS&A Communications Partners III, L.P.	Europe	1,733,570	894,434	5.69%
Consumer Discretionary, IT	USA
$3,000,000 original capital commitment	Canada
.293% limited partnership interest

Total Sector Focused		3,260,417	991,785	6.31%

Small Corporate Restructuring:
Sentinel Capital Partners II, L.P. (A)	USA	1,397,812	239,769	1.53%
Consumer Discretionary	Canada
$5,000,000 original capital commitment
3.973% limited partnership interest

Washington & Congress Capital Partners, L.P.		5,824	8,444	0.05%
$5,000,000 original capital commitment
.831% limited partnership interest

Total Small Corporate Restructuring		1,403,636	248,213	1.58%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of June 30, 2011

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Venture Capital:
Alta California Partners II, L.P.	USA	$3,220,249	$328,758	2.09%
Health Care, IT	Canada
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	Europe	1,217,434	31,623	0.20%
Consumer Discretionary, IT	USA
$1,540,000 original capital commitment	Canada
.381% limited partnership interest

Sprout Capital VIII, L.P.	Middle East	3,488,016	335,605	2.14%
Health Care, IT, Materials	Africa
$5,000,000 original capital commitment	USA
.667% limited partnership interest	Canada

Total Venture Capital		7,925,699	695,986	4.43%

Total Indirect Investments		25,427,745	8,677,365	55.24%

Total Portfolio Investments (B)		$27,291,445	$11,795,423	75.09%

(A)	The fair value assigned to these limited partnership interests mainly represent cash, cash equivalents and future escrow proceeds.

(B)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust’s portion has been given to the other limited partners invested in this partnership.

(C)	The Trust also has an indirect interest in ADCO Global, Inc. through its investment in Aurora Equity Partners II L.P., which is over 5% of shareholders’ equity.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Three Months Ended June 30, 2011

The following per share data and ratios have been derived from information provided in the consolidated financial statements for the three months ended June 30, 2011.

Operating Performance Per
Share of Beneficial Interest:	2011

Net asset value, beginning of year	$155.03

Net investment income	2.62
Net change in net assets from
Portfolio Investments	3.34

Net increase in net assets
from operations	5.96

Cash distributions: (A)
Return of capital	(18.00)
Gain	-
Total cash distributions	(18.00)

Net asset value, end of period	$142.99

Total investment return	15.37%

Ratios to Average Net Assets:

Expenses	1.20%

Net investment gain	1.76%

Ratio of expenses and provision
for income taxes (B)	1.19%

Supplemental Data:

Net assets, end of period	$15,465,273

Portfolio turnover	0.00%

(A)	The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.
(B)	Ratio includes the impact of income taxes reported as a component of realized and unrealized gains (losses) in the Consolidated Statement of Operations for the period.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”).  The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust.  The Taxable Subsidiary is subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiary is passed through to the Shareholders of the Trust on an after tax basis.  The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust’s scheduled termination date was December 31, 2009.  In November 2010, the Trustees determined to extend the term of the Trust until December 31, 2011 and amended the declaration of Trust. Accordingly, the Trust is now scheduled to terminate on December 31, 2011.  The Trust is now subject to extension by the Trustees for up to one additional one-year period.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $11,795,423 as of June 30, 2011, representing 71.62% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

Indirect Investments - As of June 30, 2011, the Trust had investments in 14 underlying funds, which are denoted as indirect investments on the consolidated schedule of portfolio investments.  The Trust’s investment in any one fund ranged from .05% to 16.47% of the Trust’s net assets as of June 30, 2011 and 55.24% of the overall net assets of the Trust.  Due to the limited liquidity of the Trust’s indirect investments, and the inherent uncertainty of the valuation of certain investments held by the funds, the values that the respective portfolio manager has ascribed to its investment within the funds may differ from the values that may be realized upon liquidation of such investments, and the differences could be material.  The Trust reviews the investment valuation information provided by each respective portfolio manager and may on occasion make certain adjustments to the valuations in order to maintain compliance with generally accepted accounting principles (“GAAP”) or other authoritative guidance.

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued using the following methods (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets – e.g., multiplying a key performance metric of the investee company or asset, such as EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions – adjusted by the Advisor Trustee for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Advisor Trustee to be the best indicator of fair value).  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

As of June 30, 2011, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Recent Accounting Developments - In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updates (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. ASU 2011-04 applies to all reporting entities that are required or permitted to measure or disclose fair value of an asset, liability, or an instrument classified in a reporting entity’s shareholder’s equity in the financial statements. The amendments in this ASU result in common fair value measurement and disclosure requirements in GAAP and IFRSs. Consequently, the amendments change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The pronouncement is effective during interim and annual periods beginning after December 15, 2011. The Adviser Trustee is currently evaluating the impact on the Trust’s consolidated financial statements.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)         covenant breaches by the relevant company or investment fund;
(ii)         departures of key members of management;
(iii)       bankruptcy or restructuring of the company or investment fund;
(iv)       an investment has been valued below cost for one year or longer; or
(v)        investments that are the subject of write-downs of value during the current quarter.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency. Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

2.           Summary of Significant Accounting Policies, continued

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carry forwards, using applicable enacted tax rates.

During the three months ended June 30, 2011, the Trust recorded a provision for income taxes of $926 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiary.  The income tax provision is comprised of a federal deferred tax expense of $926.

The tax effects of temporary differences that give rise to the deferred tax liability as of June 30, 2011 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiary in excess of their tax basis.

The Trust recognizes in its consolidated financial statements the impact of tax positions taken, or expected to be taken, on an income tax return only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.  Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.  The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.  No positions were noted that required disclosure or adjustment to the consolidated financial statements for the three months ended June 30, 2011.

Short-term Investments - The Trust considers its money market investment held at broker to be short-term investments.

Cash - Cash is held with major financial institutions that are insured by the Federal Deposit Insured Corporation (“FDIC”).  The Trust maintains its cash in bank accounts, which at times may exceed original FDIC limits.

3.           Portfolio Investments

Generally, the Trust’s investments in underlying fund investments are subject to holdback provisions, whereby the Trust will receive between 90%-95% of the amount due upon liquidation or redemption of interests in a fund investment and the balance will be received within a reasonable time after the completion of the fund investment’s year-end audit.  The Trust’s investments in the fund are subject to the market and credit risk of those financial instruments held or sold short by the fund.  The Trust’s risk of loss related to any one investment in an underlying fund is limited to its investment in such underlying fund.

The underlying funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives, mortgage-backed securities, asset-backed securities and other financial instruments and commodities which may be listed or unlisted and rated investment grade or non-investment grade.  Potential losses incurred in the underlying portfolio’s more concentrated positions could have a materially adverse effect on the underlying fund’s overall financial condition. In addition, if the price of a security held by the underlying fund should decrease and the underlying fund is unable for any reason to liquidate its position quickly or at a relatively advantageous price, the effect on the underlying fund’s portfolio would be heightened if the underlying fund had concentrated its assets in such a position.

The management agreements of the portfolio investments provide for compensation to the managers in the form of fees ranging from 0.0% - 2.0% annually of net assets and performance incentive fees ranging from 20% to 25% of net profits earned.

The following table summarizes the Trust’s Indirect Investments which represent greater than 5% of Shareholders’ equity of the Trust as of June 30, 2011.

	% of		Income For
	Shareholders’		the Three Months	Fees		Redemptions	Unfunded
Portfolio Investments	Equity	Fair Value	Ended June 30, 2011	Management	Incentive	Permitted	Commitments
Aurora Equity Partners II L.P.	16.47%	$2,587,915	$478,051	0.8%	20.0%	None	$-
CVC European Equity Partners II L.P.	7.93%	1,245,524	-	1.5%	20.0%	None	4,871
Fenway Partners Capital Fund II, L.P.	8.97%	1,409,230	35	1.8%	20.0%	None	60,725
VS&A Communications Partners III, L.P.	5.69%	894,434	9,391	1.8%	20.0%	None	1,361

The Trust’s proportionate share of an investment, owned indirectly through its portfolio investments, with a fair value exceeding 5% of the shareholders’ equity at June 30, 2011 is as follows:

						% of
						Shareholders’
	Type	Country	Industry	Cost	Fair Value	Equity

Aurora Equity Partners II L.P.:			Adhesive and
ADCO Global, Inc.	Common Stock	USA	Sealants	400,433	495,988	3.16%
	Preferred Stock		Manufacturer	345,909	955,294	6.08%
				$746,342	$1,451,282	9.24%

Tartan Textile Services Inc.	Common Stock	USA	Laundry	52	-	0.00%
	Preferred Stock		and Garment	249,358	481,435	3.07%
	Subordinated Debt		Services	298,739	298,739	1.90%
				$548,149	$780,174	4.97%

Apollo Investment Fund IV, L.P.:
Hughes Communications, Inc.	Common Stock	USA	Communication	$297,502	$923,099	5.88%

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

4.           Fair Value of Portfolio Investments

In accordance with ASC 820-10, Fair Value Measurements (“ASC 820-10”), fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.

ASC 820-10 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk.  Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Trust has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example interest rate and yield curves, volatilities, prepayment speeds and credit risks among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

The following is a table of the inputs used as of June 30, 2011 in valuing the Trust’s investments carried at fair value:

		Significant
		Other	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Short-term investment	$3,152,867	$-	$-	$3,152,867
Deferred compensation plan assets	463,456	-	-	463,456

Portfolio Investments:
Manufacturing	-	-	3,118,058	3,118,058
International	-	-	1,616,285	1,616,285
Large Corporate Restructuring	-	-	783,448	783,448
Medium Corporate Restructuring	-	-	4,341,648	4,341,648
Sector Focused	-	-	991,785	991,785
Small Corporate Restructuring	-	-	248,213	248,213
Venture Capital	-	-	695,986	695,986
Total Portfolio Investments	-	-	11,795,423	11,795,423

Total Valuation Inputs	$3,616,323	$-	$11,795,423	$15,411,746

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Manufacturing	International	Large Corporate Restructuring	Medium Corporate Restructuring	Sector Focused	Small Corporate Restructuring	Venture Capital	Total

Balance as of April 1, 2011	$2,820,967	$1,529,707	$1,424,959	$5,635,546	$980,478	$248,215	$793,829	$13,433,701
Realized gain	-	-	521,046	516,038	4,612	-	-	1,041,696
Unrealized appreciation/
depreciation	297,091	86,578	(373,093)	(568,605)	20,698	(2)	(97,843)	(635,176)
Distributions	-	-	(789,464)	(1,241,331)	(14,003)	-	-	(2,044,798)
Contributions	-	-	-	-	-	-	-	-
Net transfers in/out	-	-	-	-	-	-	-	-
Balance as of June 30, 2011	$3,118,058	$1,616,285	$783,448	$4,341,648	$991,785	$248,213	$695,986	$11,795,423

Net change in unrealized
appreciation/depreciation
from investments still held
as of June 30, 2011	$297,091	$86,578	$(373,093)	$(568,605)	$20,698	$(2)	$(97,843)	$(635,176)

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

5.           Investment Risk Factors

The Adviser Trustee seeks investment opportunities that offer the possibility of attaining substantial capital appreciation.  Certain events particular to each industry in which the Trust’s investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Trust’s investments.

Concentration of Risk - The underlying funds related to the indirect investments are not registered under the Investment Company Act of 1940 and invest in and actively traded securities and other financial instruments using different strategies and investment techniques, including leverage that may involve significant risks. These underlying funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the indirect investments may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the indirect investment’s net asset value.

Investment Risk - An investment in the Trust is subject to investment risk, including the possible loss of the entire principal invested.  An investment in the Trust represents an indirect investment in the securities owned by the fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  An investment in the Trust at any point in time may be worth less than the original investment.  Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

6.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, Shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

7.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all Shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all Shareholders including the Adviser Trustee, pro rata based on capital contributions.

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

8.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of March 31, 2011, which was used to calculate the management fee for the quarter ended June 30, 2011, was $9,259,769.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.  No such reductions of management fees occurred during the three months ended June 30, 2011.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

9.           Investment Commitments

As of June 30, 2011, the Trust had unfunded investment commitments of approximately $1.36 million.

10.           Cash Distributions

Cumulative distributions made from inception of the Trust through June 30, 2011 total $125,719,399, of which the Beneficial Shareholders received $125,140,899, or $1,157.00 per Share and the Adviser Trustee received $578,500.

11.           Subsequent Events

The Trust has evaluated subsequent events through August 25, 2011, the day the consolidated financial statements were available to be issued. The Trust has determined that there are no material subsequent events that require disclosure in the consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 53	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 64	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor Emeritus of Banking and Finance Emeritus at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 79	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Brandes Funds, Forward Funds, RREEF America III REIT, and PG&E NFDC Trust

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Ms. Kara King, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s annual report on Form N-CSR for the year ended March 31, 2011).

The Trust’s proxy voting record is available without charge by contacting Ms. Kara King, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended June 30, 2011).

3.           Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods.  The Trust’s Form N-Q is available, without charge, by contacting Ms. Kara King, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov.  Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

4.           Continuation of Management Arrangements

The Board of Trustees of the Trust, including a majority of the Independent Trustees, has the responsibility under the Investment Company Act to approve the Trust’s proposed Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation.1  At a meeting held in person on May 19, 2011, the Management Agreement with Pacific Corporate Group LLC, the Fund’s management company and adviser trustee (“PCG”), was discussed and was unanimously continued for a one-year term by the Trust’s Board, including the Independent Trustees.  In approving the continuance for one year, it was noted that such continuance was subject to the extension of the Trust’s term beyond December 31, 2011, which the Trustees are due to consider at a future meeting.  At the meeting held on May 19, 2011, the Board, including the Independent Trustees, also approved Articles IV and VI of the Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”), which Articles set forth certain management powers of, and the payment of certain fees (as described below) to, PCG as Adviser Trustee of the Trust.  The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the Board meeting and executive session.

In considering whether to continue the Trust’s Management Agreement and other management arrangements, the Board reviewed materials provided by PCG, Trust counsel and independent counsel, which included, among other things, (i) fee information of other comparable funds-of-funds (“Comparable Funds”), as well as fee information regarding other funds, investment vehicles and institutional accounts managed or advised by PCG, (ii) a profitability analysis of PCG in providing services under the Management Agreement and information regarding PCG’s financial condition, (iii) performance information regarding the Trust and related performance benchmarks and (iv) memoranda outlining the legal duties of the Board.  The Board also met with investment management and accounting personnel from PCG and such personnel responded to various questions of the Independent Trustees.  The Board met separately outside the presence of PCG personnel in connection with the deliberations.  The counsel to the Independent Trustees reviewed with the Independent Trustees their responsibilities in considering the continuation of the Fund’s management arrangements and responded to questions from the Independent Trustees concerning their responsibilities.

1
The Trust’s shareholders most recently approved the Management Agreement at a special meeting held in August 2001 in connection with the acquisition of ownership interests in PCG by several members of PCG’s management.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited), continued

4.           Continuation of Management Arrangements, continued

The Board considered factors relating to both the selection of the manager and the approval of the management fee when reviewing the Management Agreement and other management arrangements.  It was noted that factors for consideration by the Independent Trustees had been set forth in the memorandum prepared by counsel to the Independent Trustees.  In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by PCG.  The Trustees reviewed the services that PCG provides to the Trust, including, but not limited to, providing (a) ongoing monitoring and information regarding the Trust’s investments, including information requested by the Trustees, (b) a highly customized set of policies and procedures designed to meet the needs of the Fund, (c) well established risk management policies and (d) pro-active monitoring, reporting and valuation mechanisms.  The Board considered PCG’s ability to continue to perform the services required of it by the Trust, including PCG’s business and whether PCG had the financial, personnel and other resources necessary to continue to carry out its functions under its management arrangements with the Trust.  The Trustees also discussed with officers of the Trust and PCG the amount of time PCG dedicated to the Trust during the previous year.  Additionally, the Trustees considered the services provided by PCG to other funds, investment vehicles and institutional accounts that it manages or advises.

The Board noted that as a limited life private equity fund registered under the Investment Company Act investing in Direct Investments and Indirect Investments (as each term is defined in Note 1 to the Trust’s financial statements), the Trust is a somewhat unique investment vehicle.  It was noted that PCG had developed reporting, valuation and other procedures that were customized to the needs of the Trust and requirements of the Trustees in carrying out their responsibilities.  It was also noted that PCG had expertise in administering such procedures.  In this regard, the Board recognized PCG’s effective interaction with the Trust’s administrator, auditors and legal counsel.  The Board also noted the robust compliance program of PCG as well as PCG’s role in developing the Trust’s compliance program and PCG’s commitment to updating such program on a regular basis.

The Board considered the size, education, background and experience of PCG’s staff.  They also took into consideration PCG’s quality of service and longevity in the industry.  The Board considered developments in PCG’s business, particularly those occurring in the past year.  The Trustees also reviewed PCG’s ability to attract and retain quality and experienced personnel and reviewed the personnel responsible for matters relating to the Trust.  In this regard, the Board considered and reviewed the changes in staffing at PCG during the prior year.  The Board further noted that PCG’s staff continued to provide satisfactory materials for meetings of the Trustees and continued to be responsive to the requests of the Trustees.

The Trustees concluded that the scope of services provided by PCG to the Trust, including compliance with regulatory and tax reporting requirements, was consistent with the nature, extent and quality of services expected of a manager of an investment vehicle such as the Trust, and that the level of services provided by PCG continued to meet the expectations of the Trustees.

(ii) Investment performance of the Trust and PCG.  The Trustees reviewed the past investment performance of the Trust, both on an absolute basis and as compared to other funds that had invested in similar investments made in the same vintage years, as well as general market indices.  It was noted that in addition to the consideration of the performance of the Trust at the meeting at which the continuance of the management arrangements was being considered, PCG reviews comparative performance data with the Trustees on a regular basis.  The Trustees then reviewed PCG’s performance with respect to the funds and other clients for which it provides management or investment advisory services.  The Trustees recognized that past performance is not an indicator of future performance, but determined that such information was relevant, and found that PCG had the necessary expertise to manage the Trust in accordance with its investment objectives and strategies.  The Trustees determined that the Trust’s performance was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by PCG from the relationship with the Trust.  Next, the Trustees considered the cost of the services provided by PCG.  As part of their analysis, the Trustees gave substantial consideration to the fees payable to PCG.  The Trustees noted that PCG’s management fee is determined as a percentage of total capital commitments of the Trust less any distributions of capital and realized investment losses.  They further noted that out of its management fee, PCG pays a quarterly shareholder servicing fee to the Trust’s placement agent.  In addition, the Trustees considered that pursuant to the Trust’s Declaration of Trust, PCG is entitled to a potential carried interest in the profits generated by the Trust’s Direct Investments.  It was noted that no carried interest had been paid to PCG since the inception of the Trust.  The Trustees noted that PCG is not entitled to a carried interest with respect to the profits generated by the Trust’s Indirect Investments.

In reviewing the management fee, the Trustees considered the management fees of the Comparable Funds.  In reviewing data regarding the Comparable Funds, it was noted to the Trustees, however, that many of the Comparable Funds do not make Direct Investments and none of the Comparable Funds is registered under the Investment Company Act.  Further, it was noted that unlike the Comparable Funds, the Trust’s registration under the Investment Company Act resulted in additional potential liabilities for PCG as well as uncertainty as to the term of the advisory engagement as a result of the Investment Company Act’s annual approval requirements.  It was also noted that, unlike the Trust, as private funds many of the Comparable Funds likely did not have boards of trustees that the Comparable Funds’ managers met with and reported to on a quarterly or more frequent basis.  In addition, the Trustees considered the fact that PCG receives a carried interest only with regard to Direct Investments while certain of the Comparable Funds receive a carried interest with regard to Indirect Investments.  Finally, when comparing the management fees payable by certain of the Comparable Funds with the fee payable by the Trust, it was noted that the management fee payable by the Trust decreased from the prior year and would continue to decrease as a result of the manner in which the fee is calculated (i.e., as a percentage of total capital commitments less any distributions of capital and realized investment losses).

The Board also considered the fees charged by PCG to the other funds, investment vehicles and institutional accounts for which it provides management or advisory services, as well as the differences in the services PCG provided to such accounts from those provided to the Trust.

The Board also recognized that the terms of the management arrangements had been disclosed in detail in the Private Placement Memorandum in connection with the initial offering of the Trust’s shares and in the Proxy Statement in connection with the shareholders’ approval of the management arrangements in 2001.

Based upon the foregoing, the Trustees concluded that PCG’s management fee and carried interest entitlement were reasonable, compared to those of the Comparable Funds and the fees charged by PCG to other funds, private equity vehicles and institutional accounts for which it provides management or advisory services, based upon the nature and quality of services provided and the unusual characteristics of the Trust.

The Trustees also reviewed information regarding the profitability to PCG of its relationship with the Trust and regarding PCG’s financial condition.  The profitability analysis took into consideration a review of PCG’s methodology for determining overhead expenses.  These overhead expenses include the payment of all compensation of, and furnishing office space for, officers and employees of the Trust necessary for the operation of the Trust, as well as the compensation of all Trustees who are affiliated persons of PCG or any of its affiliates.  Representatives of PCG indicated that the allocation of labor expenses is based upon the time spent on Trust matters.  The Trustees noted that the profitability analysis indicated that PCG did not realize a profit for the year ended March 31, 2011 in connection with its management of the Trust.  The Trustees also noted PCG’s focus on maximizing remaining shareholder value while winding up the Trust’s operations as expeditiously as possible.

(iv) The extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale.  An additional factor that the applicable regulations under the Investment Company Act indicate that a board should consider is the extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale.  The Trust’s management fee is based upon committed capital as reduced by returns of capital and realized investment losses.  In addition, as a limited life vehicle, the Trust has and will continue to return capital to investors as it approaches the end of its term, and has no intention of selling additional shares and/or raising additional capital.  As a result, the Trustees did not make a determination as to whether economies of scale would be realized as the Trust grows because they determined that such factor is not relevant with respect to the Trust.  Because the Trust will not experience any further growth in its capital commitments, and, in fact, will continue to reduce its capital as it approaches the end of its term, it will not realize economies of scale.  During their discussion, the Trustees noted that, to the extent economies of scale did exist, the effect of the continued reduction in the Trust’s capital would be to increase costs as a percentage of the Trust’s assets.

In approving the continuation of the Trust’s management arrangements, no single factor was determinative to the decision of the Board.  Rather, after weighing all of the reasons discussed above, the Board, including the Independent Trustees, unanimously approved the continuation of the Management Agreement and other management arrangements.

The Pacific Corporate Group
Private Equity Fund
1200 Prospect Street, Suite 200
La Jolla, CA  92037